                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2002
                                                           ------------

                          REGIONS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                            001-31307                         63-0589368
          ----------------                     ----------------                 ------------------
          (State or other                      (Commission                        (IRS Employer
          jurisdiction of                      File Number)                     Identification No.)
          incorporation)


                417 North 20th Street, Birmingham, Alabama 35203
              -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (205) 944-1300
                   ------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On May 15, 2002, Regions Financial Corporation issued $600,000,000 of 6.375% subordinated notes due 2012 in a public offering. We sold the subordinated notes pursuant to an Underwriting Agreement, dated as of May 9, 2002, by and among Regions, J.P. Morgan Securities Inc., Morgan Keegan & Company, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and UBS Warburg LLC. The Underwriting Agreement is filed herewith as
Exhibit 1.2. We received $594,570,000 in proceeds, before expenses, from the sale of the subordinated notes.

         The subordinated notes will mature on May 15, 2012, and were issued pursuant to an Indenture, dated as of May 15, 2002, by and between Regions and Deutsche Bank Trust Company Americas, as Trustee (the "Indenture"), and a Supplemental Indenture, dated as of May 15, 2002, by and between Regions and Deutsche Bank Trust Company Americas, as Trustee (the "Supplemental Indenture"). The Form of Indenture was filed as Exhibit 4.2 to Regions' Registration Statement on Form S-3 (File No. 333-74102), as amended. The Supplemental Indenture is filed herewith as Exhibit 4.14.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
No.           Description
---           -----------
1.2      Underwriting Agreement for 6.375% Subordinated Notes due 2012, dated as of May 9, 2002, by and among Regions Financial Corporation, J.P. Morgan
         Securities Inc., Morgan Keegan & Company, Inc., Merrill Lynch, Pierce,
         Fenner & Smith Incorporated, Salomon Smith Barney Inc. and UBS Warburg
         LLC.

4.14 Supplemental Indenture, dated as of May 15, 2002, by and between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee.
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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGIONS FINANCIAL CORPORATION



Date:  May 17, 2002                By: /s/ Samuel E. Upchurch, Jr.
                                       -----------------------------------------
                                       Samuel E. Upchurch, Jr.
                                       Executive Vice President, General Counsel
                                         and Corporate Secretary


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
                                INDEX TO EXHIBITS

Exhibit
No.           Description
---           -----------
1.2      Underwriting Agreement for 6.375% Subordinated Notes due 2012, dated as of May 9, 2002, by and among Regions Financial Corporation, J.P. Morgan
         Securities Inc., Morgan Keegan & Company, Inc., Merrill Lynch, Pierce,
         Fenner & Smith Incorporated, Salomon Smith Barney Inc. and UBS Warburg
         LLC.

4.14 Supplemental Indenture, dated as of May 15, 2002, by and between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee.


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